                                                               EXHIBIT 99
                     WASHINGTON MUTUAL MORTGAGE SECURITIES CORP.
                                  MASTER SERVICING
                         MORTGAGE PASS-THROUGH CERTIFICATES
                             07/2003 DISTRIBUTION REPORT

SERIES:  amac 2003-4                                   WEIGHTED AVERAGE PC RATE:    5.50829%
POOL NUMBER:  Group 1 = 2069
____________________________________________________________________________________________

ISSUE DATE:  03/31/2003
CERTIFICATE BALANCE AT ISSUE:    $396,056,656.24

                                                                 CERTIFICATE
                                                   TOTAL         ACCOUNT            CERTIFICATE
                                                   NUMBER OF     ACTIVITY           BALANCE
                                                   MORTGAGES     (@PC RATE)         OUTSTANDING
                                                   _________  __________________  __________________

BALANCES FROM LAST FISCAL MONTH-END:                     747                         $343,856,650.83
PRINCIPAL POOL COLLECTION(S):
Scheduled Principal Collection Due Current Month                     $348,450.04
Unscheduled Principal Collection/Reversals                            $89,372.52
Liquidations-in-full                                      62      $29,798,612.38
Net principal Distributed                                         $30,236,434.94    ($30,236,434.94)

CAPITAL LOSS (PRINCIPAL WRITTEN OFF):                                                          $0.00

BALANCE CURRENT FISCAL MONTH-END:                        685                         $313,620,215.89

SCHEDULED INTEREST AT MORTGAGE RATE:                               $1,764,983.12

UNSCHEDULED INTEREST AT MORTGAGE RATE:
Unscheduled Interest Collection/Reversals                                  $0.00
Interest Uncollected on Liquidation                                        $0.00
Interest Uncollected on Non-Earning Assets                                 $0.00
Net Unscheduled Interest Distributed                                       $0.00

OTHER:
Loan Conversion Fees                                                       $0.00
Expense Reimbursements                                                     $0.00
Gain on Liquidations                                                       $0.00
Hazard Insurance Premium Refunds                                           $0.00
Net Other Distributions                                                    $0.00

SCHEDULED SERVICING FEE EXPENSES:                                    $186,344.00

UNSCHEDULED SERVICING FEES:
Unscheduled Service Fee Collections/Reversals                              $0.00
Servicing Fees Uncollected on Liquidation                                  $0.00
Servicing Fees Uncollected/Non-Earning Assets                              $0.00
Net Unscheduled Service Fees Distributed                                   $0.00

MISCELLANEOUS EXPENSES:                                                    $0.00

NET FUNDS DISTRIBUTED:                                            $31,815,074.06

                     WASHINGTON MUTUAL MORTGAGE SECURITIES CORP.
                                  MASTER SERVICING
                         MORTGAGE PASS-THROUGH CERTIFICATES
                             07/2003 DISTRIBUTION REPORT

SERIES:  amac 2003-4                                   WEIGHTED AVERAGE PC RATE:    5.50829%
POOL NUMBER:  Group 1 = 2069
____________________________________________________________________________________________

AGGREGATE LOSS AMOUNTS FROM INCEPTION OF POOL
  Loan Count Of              Aggregate Loss
  Incurred Loss                  Amount
__________________         _________________

                 0                     $0.00
*Aggregate Loss Amount and Count do not include this month's activity

SUMMARY OF DISTRIBUTIONS FOR CURRENT CYCLE
     Principal          Scheduled         Interest        Net Interest                            Total
   Distribution       Interest Due       Adjustment       Distribution         Other          Distribution
__________________  ________________  ________________  ________________  ________________  ________________

    $30,236,434.94     $1,578,639.12             $0.00     $1,578,639.12             $0.00    $31,815,074.06

INSURANCE RESERVES
                         Original         Claims In          Claims           Coverage          Coverage
  Insurance Type         Balance          Progress            Paid           Adjustments        Remaining
___________________  ________________  ________________  ________________  ________________  ________________

MPI                             $0.00             $0.00             $0.00             $0.00             $0.00
Special Hazard                  $0.00             $0.00             $0.00             $0.00             $0.00
Bankruptcy Bond
   Single-Units                 $0.00             $0.00             $0.00             $0.00             $0.00
   Multi-Units                  $0.00             $0.00             $0.00             $0.00             $0.00
Mortgage Repurchase             $0.00             $0.00             $0.00             $0.00             $0.00

DELINQUENT INSTALLMENTS
ONE                          TWO                          THREE
Count  Principal Balance     Count  Principal Balance     Count  Principal Balance
_____  _________________     _____  _________________     _____  _________________

   40     $19,945,201.58         1        $369,318.84         0              $0.00

FOUR                         IN FORECLOSURE               ACQUIRED
Count  Principal Balance     Count  Principal Balance     Count  Principal Balance
_____  _________________     _____  _________________     _____  _________________
    0              $0.00         0              $0.00         0              $0.00

Capitalized items used but not defined herein have the meanings ascribed to them in the Prospectus Supplement.

                                                                           EXHIBIT 99

                  DELINQUENT* MORTGAGE LOANS (As of June 30, 2003):

SERIES:  2003-4                 POOL NUMBER:  Group 1 = 2069

                           I                     II                      III
                     Total Loans In        Total Delinquent        Loans Delinquent
                     Mortgage Pool              Loans                  1 Month
                  --------------------   ---------------------   ---------------------

Dollar Amount:       $313,620,215.89**       $20,314,520.42***       $19,945,201.58***
Number:                          785                     41                      40
% of Pool:                    100.00%                  6.48%                   6.36%
(Dollars)
% of Pool:                    100.00%                  5.22%                   5.10%
(No. of Loans)

                           IV                      V                      VI
                    Loans Delinquent        Loans Delinquent           Loans In
                        2 Month                 3 Month               Foreclosure
                  --------------------   ---------------------   ---------------------

Dollar Amount:          $369,318.84***                $0.00***                $0.00***
Number:                           1                       0                       0
% of Pool:                    0.12%                    0.00%                   0.00%
(Dollars)
% of Pool:                    0.13%                    0.00%                   0.00%
(No. of Loans)

                          VII
                     Loans Acquired
                  --------------------

Dollar Amount:                $0.00***
Number:                           0
% of Pool:                     0.00%
(Dollars)
% of Pool:                     0.00%
(No. of Loans)

*  A Mortgage Loan is considered delinquent in a given month when a payment due on the first day of the prior month has not been made on or before the first day of such prior month.

**  Reflects the outstanding principal balance of the Mortgage Pool after the application of all July 01, 2003 scheduled payments and June 01, 2003 unscheduled payments on the mortgage loans.

***  Reflects outstanding principal balance of delinquent mortgage loans as of
June 30, 2003.

Trading Factor, calculated as of distribution date : 0.79185695.
By multiplying this factor by the original balance of the Mortgage Pool as of the Cut-Off Date, current outstanding balance of the Mortgage Pool (after application of scheduled payments up to and including July 01, 2003, and unscheduled prepayments in months prior to July ) can be calculated.